SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):		March 10, 2003

PARKWAY PROPERTIES, INC.
(Exact Name of registrant as specified in charter)

Maryland	1-11533	74-2123597
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

One Jackson Place Suite 1000 188 East Capitol Street P.O. Box 24647 Jackson, MS 39225-4647
(Address of principal executive offices)

(601) 948-4091
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report

ITEM 7.          Financial Statements and Exhibits

(c)       Exhibits.

Exhibit 99.1     Transmittal Letter

Exhibit 99.2     Certification of Steven G. Rogers, Chief Executive Officer, pursuant to 18
Exhibit 99.2     U.S.C. Section 1350

Exhibit 99.3     Certification of Marshall A. Loeb, Chief Financial Officer, pursuant to 18
Exhibit 99.3     U.S.C. Section 1350

ITEM 9.           Regulation FD Disclosure

                       Registrant filed as correspondence accompanying its Annual Report on Form 10-K for its fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission on March 10, 2003, the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2003

PARKWAY PROPERTIES, INC.

By: /s/ Regina P. Shows
Regina P. Shows
Chief Accounting Officer